EARNINGS PER COMMON SHARE - Computation of Basic and Diluted Earnings Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Numerator for basic and diluted earnings per share -income available to common shareholders:
Net income	$ 217,612	$ 205,160	$ 155,810
Denominator for basic earnings per share - weighted average shares	93,528,712	95,034,690	97,363,952
Effect of dilutive securities -
Employee stock awards	1,058,139	862,695	729,146
Denominator for diluted earnings per share - adjusted weighted average shares	94,586,851	95,897,385	98,093,098
Basic	$ 2.33	$ 2.16	$ 1.60
Diluted	$ 2.30	$ 2.14	$ 1.59